                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) November 11, 1998





                  ASSOCIATES FIRST CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)




            DELAWARE                              06-0876639
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                  2-44197
                           (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

On November 11, 1998, Associates First Capital Corporation (the "Registrant") announced plans to make a public offering of 15 million shares of its Class A common stock. A copy of the news release dated November 11, 1998 issued by the Registrant is attached as Exhibit 20 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.



     20 - News Release by Associates First Capital Corporation dated November 11, 1998




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ASSOCIATES FIRST CAPITAL CORPORATION




                             By: /s/ Frederic C.  Liskow
                                  -------------------
                                  Frederic C.  Liskow
                                  Assistant Secretary

Date: November 11, 1998